UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2016

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 28, 2016, Dunkin’ Brands Group, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 26, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto and has been incorporated herein by reference.
The information contained in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers and Other Events.

On April 28, 2016, the Company announced that Paul Twohig, President, Dunkin' Donuts U.S. and Canada, notified the Company that he intends to retire in March of 2017. The Company plans to name a successor before the end of the year and is currently conducting a search which will consider both internal and external candidates. Mr. Twohig will remain in his current position, with responsibility for Dunkin’ Donuts U.S. and Canada operations as well as global franchising and store development for both Dunkin’ Donuts and Baskin-Robbins, until a successor is appointed. After that, will remain actively involved with the Company until he retires next year.
The information contained in this Item, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 8.01 Other Events.
On April 28, 2016, the Company also announced that its Board of Directors has declared a $0.30 per common share quarterly cash dividend. The dividend is payable on June 8, 2016 to shareholders of record as of the close of business on May 31, 2016. The declaration of any future dividends is subject to the Board’s discretion. The full text of the Company’s press release issued today regarding this dividend is attached hereto as Exhibit 99.3.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of Dunkin’ Brands Group, Inc. dated April 28, 2016 regarding the release of quarterly financial results and other information.

99.2	Press Release of Dunkin' Brands Group, Inc. dated April 28, 2016 regarding the 2017 retirement of Paul Twohig.

99.3	Press Release of Dunkin’ Brands Group, Inc. dated April 28, 2016 announcing the declaration of a $0.30 quarterly cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Nigel Travis
Nigel Travis
Chairman and Chief Executive Officer
Date: April 28, 2016